BLACKROCK SERIES, INC.
BlackRock Small Cap Growth Fund II

Supplement dated May 21, 2008 to the
Prospectus dated September 28, 2007

The sidebar entitled “About the Portfolio Management Team” on page 9 is deleted in its entirety and replaced with the following:

About the Portfolio Management Team

The Fund is managed by a team of investment professionals who participate in the team’s research and stock selection process. Andrew F. Thut and Andrew Leger are the team leaders and are primarily responsible for the day-to-day management of the Fund’s portfolio.

The section entitled “Management of the Fund” beginning on page 38 is revised as follows:

The fourth paragraph is deleted in its entirety and replaced with the following:

The Fund’s management team includes Andrew F. Thut, Director at BlackRock, and Andrew Leger, Director at BlackRock. Mr. Thut and Mr. Leger co-lead the management of the Fund and are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Thut has been a member of the Small & Mid-Cap Growth US equity team for six years and is also responsible for the coverage of the business services sector. He has been a manager of the Fund since May 2006. Prior to joining BlackRock in April 2002, Mr. Thut had been an equity analyst on the small and mid-cap growth team at MFS since 1998. Prior to joining MFS, Mr. Thut had worked in the Technology Investment Banking Group at BT Alex Brown since 1995. Mr. Leger has been a member of the Small & Mid-Cap Growth US equity team for six years. He is responsible for coverage of the energy, industrial and materials sectors. Mr. Leger joined BlackRock in 2002 from Schroders Investment Management N.A., where he was a small/mid-cap equity analyst covering telecommunications, capital goods, transportation and utilities. Previously, Mr. Leger was a small cap equity analyst at Delphi Management. For more information about the portfolio managers’compensation, other accounts they manage and their ownership of Fund shares, please see the Statement of Additional Information.

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